SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
July 27, 2006
Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware (State or Other Jurisdiction of Incorporation)	0-21220 (Commission file number)	74-1621248 (I.R.S. Employer Identification No.)
1502 E. Walnut
Seguin, Texas 78155
(Address of Registrant’s principal executive offices, including zip code)
(830) 379-1480
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
     On July 27, 2006, Alamo Group Inc. issued a press release announcing that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission to register 2,300,000 shares of common stock for offer and sale by Alamo Group from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
     (d)      Exhibits.
     99.1      Press release by Alamo Group Inc., dated July 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2006	ALAMO GROUP INC. (Registrant)
	By:	/s/ Donald C. Duncan
		Name:	Donald C. Duncan
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Alamo Group Inc., dated July 27, 2006.